UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2023

GALAXY GAMING, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-30653	20-8143439
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6480 Cameron Street Suite 305

Las Vegas, Nevada 89118

(Address of principal executive offices)

(702) 939-3254

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class Trading Symbol Name of Exchange on Which Registered

Common Stock GLXZ OTCQB marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 8, 2023, Galaxy Gaming, Inc., a Nevada corporation (the “Company”) entered into a License Agreement (the “License Agreement”) with The Talisman, Group LLC, a Nevada limited liability company (“Licensor”) and the creators of the EZ Baccarat® table game (the “Game”).

Pursuant to the License Agreement, Licensor granted to the Company exclusive rights (sublicensable under certain circumstances) to certain intellectual property related to the Game, including the licensed trademarks Dragon 7™ and Panda 8™ (collectively, the “Licensed Assets”), subject to the terms of the Agreement, throughout the United States, Canada and the United Kingdom for land-based channels, and worldwide for online gaming channels.

Pursuant to the License Agreement, the Company will pay Licensor royalty fees based on specified percentages of adjusted gross revenues earned by the Company from each gaming platform on or through which the Game is played.

The term of the License Agreement begins September 9, 2023, and continues for an initial period of five (5) years, unless terminated earlier in accordance with the terms of the License Agreement. Upon the expiration of the initial term, the Company and Licensor may mutually agree to renew the License Agreement. Subject to the terms of the License Agreement, and among other things, Licensor may terminate the License Agreement if the Company materially fails to satisfy certain specified milestones during the second and third years of the initial term.

The foregoing description of the License Agreement does not purport to be a complete description of the License Agreement and is qualified in its entirety by reference to the complete text of the License Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2023

GALAXY GAMING, INC.

By: /s/ Harry C. Hagerty

Harry C. Hagerty

Chief Financial Officer